EXHIBIT 10.80

ACKNOWLEDGMENT OF FORBEARANCE

AND REAFFIRMATION OF GUARANTY

Section 1. Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Amendment and Forbearance dated as of even date herewith (the “Forbearance”).

Section 2. Guarantor hereby consents to the Forbearance and agrees that the Guaranty relating to the Obligations of Borrower under the Loan Documents shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Forbearance or any other document or instrument delivered in connection herewith.

Section 3. Guarantor represents and warrants that, after giving effect to the Forbearance, all representations and warranties contained in the Guaranty are true, accurate and complete as if made the date hereof.

Dated as of March 23, 2007.

GUARANTOR:

TRI-S SECURITY CORPORATION

By:	/s/ Robert K. Mills
Name:	Robert K. Mills
Title:	Chief Financial Officer

PARAGON SYSTEMS, INC.

By:	/s/ Robert K. Mills
Name:	Robert K. Mills
Title:	Secretary

THE CORNWALL GROUP, INC.

By:	/s/ Robert K. Mills
Name:	Robert K. Mills
Title:	Secretary

VANGUARD SECURITY, INC.

By:	/s/ Robert K. Mills
Name:	Robert K. Mills
Title:	Secretary

FORESTVILLE CORPORATION

By:	/s/ Robert K. Mills
Name:	Robert K. Mills
Title:	Secretary

VANGUARD SECURITY OF BROWARD COUNTY, INC.

By:	/s/ Robert K. Mills
Name:	Robert K. Mills
Title:	Secretary

ON GUARD SECURITY AND INVESTIGATIONS, INC.

By:	/s/ Robert K. Mills
Name:	Robert K. Mills
Title:	Secretary

ARMOR SECURITY, INC.

By:	/s/ Robert K. Mills
Name:	Robert K. Mills
Title:	Secretary

PROTECTION TECHNOLOGIES CORPORATION

By:	/s/ Robert K. Mills
Name:	Robert K. Mills
Title:	Secretary

INTERNATIONAL MONITORING, INC.

	By:	/s/ Robert K. Mills
	Name:	Robert K. Mills
	Title:	Secretary

GUARDSOURCE CORP.

	By:	/s/ Robert K. Mills
	Name:	Robert K. Mills
	Title:	Secretary

VIRTUAL GUARD SOURCE CORP.

	By:	/s/ Robert K. Mills
	Name:	Robert K. Mills
	Title:	Secretary

LENDER:	LSQ FUNDING GROUP, L.C.

	By:	/s/ Maxwell Eliscu
	Name:	Maxwell Eliscu
	Title:	Manager

BRE LLC

	By:	/s/ Maxwell Eliscu
	Name:	Maxwell Eliscu
	Title:	Manager

Exhibit A

(Additional Collateral)

In addition to the Collateral described in the Security Agreement and all other Loan Documents, and in order to secure all Obligations, the Borrower grants to Lender a security interest in the following:

100% of the shares of stock in all affiliates, including:

The Cornwall Group, Inc.,

Vanguard Security, Inc.,

Forestville Corporation,

Vanguard Security of Broward County, Inc.,

On Guard Security and Investigations, Inc.,

Protection Technologies Corporation,

Armor Security, Inc.,

International Monitoring, Inc.,

Guardsource Corp. and

Virtual Guard Source, Inc.

and, subject to any prior security interest, 100% of the shares of stock of Paragon Systems, Inc.

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